UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2017 (February 8, 2017)

xG Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35988	20-585-6795
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

240 S. Pineapple Avenue, Suite 701, Sarasota, FL	34236
(Address of principal executive offices)	(ZipCode)

Registrant's telephone number, including area code: (941) 953-9035

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 8, 2017, xG Technology, Inc., a Delaware corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Aegis Capital Corp. (the “Underwriter”) pursuant to which the Company agreed to sell, and the Underwriter agreed to purchase for resale to the public (the “Offering”), subject to the terms and conditions expressed therein, 1,750,000 shares of its common stock and warrants (the “Warrants”) to purchase up to an aggregate of 1,312,500 shares of its common stock at a combined offering price of $2.00 per share and related Warrant. The Company expects to receive approximately $3,500,000 in gross proceeds from the Offering, before underwriting discounts and commissions and offering expenses payable by the Company.

The Warrants will be exercisable immediately at an exercise price of $2.00 per share. The Warrants will expire on the fifth (5th) anniversary of the initial date of issuance. The form of Warrant is being filed as Exhibit 4.1 to this Current Report on Form 8-K.

The Company expects the Offering to close on or about February 14, 2017, subject to the satisfaction of customary closing conditions.  The Underwriting Agreement provides that the Company will indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to reimburse the Underwriter for payments that the Underwriter may be required to make because of such liabilities.

The Company conducted the Offering pursuant to a Registration Statement on Form S-3 (File No. 333-197820) the (“Registration Statement”), which was declared effective by the Securities and Exchange Commission on August 21, 2014, and a related prospectus, including the related prospectus supplement, filed with the Securities and Exchange Commission.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement and form of Warrant, which are incorporated by reference herein, copies of which are being filed as Exhibit 1.1 and Exhibit 4.1, respectively, to this Current Report on Form 8-K.

Item 8.01 Other Events.

Legal Opinion

The Company is filing the opinion of its counsel, Robinson Brog Leinwand Greene Genovese & Gluck P.C., relating to the legality of the issuance and sale of the shares of common stock and related Warrants, as Exhibit 5.1 hereto. Exhibit 5.1 is incorporated herein by reference and into the Registration Statement.

Press Release

On February 8, 2017, the Company issued a press release announcing the pricing of the Offering.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of February 8, 2017, between xG Technology, Inc. and Aegis Capital Corp.
Exhibit 4.1	Form of Warrant
Exhibit 5.1	Legal Opinion of Robinson Brog Leinwand Greene Genovese & Gluck P.C.
Exhibit 23.1	Consent of Robinson Brog Leinwand Greene Genovese & Gluck P.C. (included in Exhibit 5.1)
Exhibit 99.1	Press Release of xG Technology, Inc., dated February 8, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2017		xG TECHNOLOGY, INC.

	By:	/s/ Roger Branton
Name: Roger Branton
Title: Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of February 8, 2017, between xG Technology, Inc. and Aegis Capital Corp.
Exhibit 4.1	Form of Warrant
Exhibit 5.1	Legal Opinion of Robinson Brog Leinwand Greene Genovese & Gluck P.C.
Exhibit 23.1	Consent of Robinson Brog Leinwand Greene Genovese & Gluck P.C. (included in Exhibit 5.1)
Exhibit 99.1	Press Release of xG Technology, Inc., dated February 8, 2017